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

John Hancock Bank and Thrift Opportunity Fund                  John Hancock Patriot Preferred Dividend Fund
John Hancock Bond Trust                                        John Hancock Patriot Premium Dividend Fund I
John Hancock California Tax-Free Income Fund                   John Hancock Patriot Premium Dividend Fund II
John Hancock Cash Reserve, Inc.                                John Hancock Patriot Select Dividend Trust
John Hancock Current Interest                                  John Hancock Series Trust
John Hancock Institutional Series Trust                        John Hancock Tax-Free Bond Trust
John Hancock Investment Trust                                  John Hancock Venture Technology Fund
John Hancock Patriot Global Dividend Fund


                                POWER OF ATTORNEY

         The undersigned Trustee/Director/Officer of each of the above listed Trusts, each a Massachusetts business trust, and Corporations, each a Maryland Corporation, does hereby severally constitute and appoint Susan S. Newton and James j. stokowski, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A and any Registration Statement on Form N-14 to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 6th day of June, 2000.


/s/Stephen L. Brown                                                  /s/ Charles L. Ladner
-------------------                                                  ---------------------
Stephen L. Brown, as Trustee and Chairman                            Charles L. Ladner

/s/ Maureen R. Ford                                                  /s/ Steven R. Pruchansky
-------------------                                                  ------------------------
Maureen R. Ford, as Trustee,                                         Steven R. Pruchansky
Vice Chairman, President, and Chief Executive Officer

/s/James F. Carlin                                                   __________________________
------------------
James F. Carlin                                                      Richard S. Scipione

/s/ William H. Cunningham                                            /s/ Norman H. Smith
-------------------------                                            -------------------
William H. Cunningham                                                Norman H. Smith

/s/Ronald R. Dion                                                    /s/John P. Toolan
-----------------                                                    -----------------
Ronald R. Dion                                                       John P. Toolan

/s/Osbert M. Hood
---------------------------
Osbert M. Hood, as Chief Financial Officer

         The Declaration of Trust, a copy of which, together with all amendments thereto, is on file in the office of the Secretary of State of The Commonwealth of Massachusetts, provides that no Trustee, officer, employee or agent of the Trust or any Series thereof shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his/her duties with respect to such Person; and all such Persons shall look solely to the Trust Property, or to the Trust Property of one or more specific Series of the Trust if the claim arises from the conduct of such Trustee, officer, employee or agent with respect to only such Series, for satisfaction of claims of any nature arising in connection with the affairs of the Trust.


COMMONWEALTH OF MASSACHUSETTS   )
                                )ss
COUNTY OF SUFFOLK               )

         Then personally appeared the above-named Stephen L. Brown, Maureen L. Ford, James F. Carlin, William H. Cunningham, Ronald R. Dion, Osbert M. Hood, Charles L. Ladner, Steven R. Pruchansky, Richard S. Scipione, Norman H. Smith, and John P. Toolan, who acknowledged the foregoing instrument to be his or her free act and deed, before me, this 6th day of June, 2000.

                                 /s/Joan O'Neill
                                 ---------------
                                 Notary Public

                                 My Commission Expires:  4/14/2006
                                                         ---------

John Hancock Bank and Thrift Opportunity Fund                  John Hancock Patriot Preferred Dividend Fund
John Hancock Bond Trust                                        John Hancock Patriot Premium Dividend Fund I
John Hancock California Tax-Free Income Fund                   John Hancock Patriot Premium Dividend Fund II
John Hancock Cash Reserve, Inc.                                John Hancock Patriot Select Dividend Trust
John Hancock Current Interest                                  John Hancock Series Trust
John Hancock Institutional Series Trust                        John Hancock Tax-Free Bond Trust
John Hancock Investment Trust                                  John Hancock Venture Technology Fund
John Hancock Patriot Global Dividend Fund


                                POWER OF ATTORNEY

         The undersigned Trustee/Director/Officer of each of the above listed Trusts, each a Massachusetts business trust, and Corporations, each a Maryland Corporation, does hereby severally constitute and appoint Susan S. Newton and James j. stokowski, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A and any Registration Statement on Form N-14 to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 21st day of June, 2000.



/s/Richard S. Scipione
----------------------
Richard S. Scipione

         The Declaration of Trust, a copy of which, together with all amendments thereto, is on file in the office of the Secretary of State of The Commonwealth of Massachusetts, provides that no Trustee, officer, employee or agent of the Trust or any Series thereof shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his/her duties with respect to such Person; and all such Persons shall look solely to the Trust Property, or to the Trust Property of one or more specific Series of the Trust if the claim arises from the conduct of such Trustee, officer, employee or agent with respect to only such Series, for satisfaction of claims of any nature arising in connection with the affairs of the Trust.


COMMONWEALTH OF MASSACHUSETTS  )
                               )ss
COUNTY OF SUFFOLK              )

         Then personally appeared the above-named Richard S. Scipione, who acknowledged the foregoing instrument to be his free act and deed, before me, this 21st day of June, 2000.

                                  /s/Joan O'Neill
                                  ------------------------------
                                  Notary Public

                                  My Commission Expires:  4/14/2006


s:\general\prwattn\Power of Attorney-Scipione Venture Technology


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